UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2002


                            AmeriVest Properties Inc.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)

            Maryland                      1-14462                 84-1240264
            --------                      -------                 ----------
(State or other jurisdiction of    (Commission File No.)       (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          1780 South Bellaire Street Suite 515, Denver, Colorado 80222
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 297-1800
                                 --------------
                         (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Denver Office Building. On November 12, 2002, we completed the acquisition of the Centerra office building (the "Property"). The Property is located in Denver, Colorado and contains approximately 186,000 rentable square feet and is located on 1.15 acres of land. The aggregate purchase price for the Property was $18,658,300, which was paid with $13,057,660 from the proceeds of a loan from Fleet National Bank (the "Fleet Loan") and the balance paid in cash from a portion of the proceeds of our May 2002 public offering.

The Property was purchased from WHMAB Real Estate L.P. (the "Seller"), an unrelated party. The purchase price of the Property was determined through negotiations between the Seller and us.

The Fleet Loan represents the initial draw on a $30,000,000 revolving credit facility from Fleet National Bank. An additional draw on the Fleet Loan was used to purchase the Chateau Plaza office building in Dallas, Texas. The Fleet Loan bears interest at LIBOR plus 275 basis points, due in monthly installments of interest only, with the principal balance and accrued interest due on November 12, 2005. This loan may be prepaid at any time without penalty and is secured by a mortgage on the property.

For a more complete description of this transaction, please see the Agreement of Purchase and Sale between us and the Seller dated August 12, 2002 (the "Purchase Agreement"), a copy of which is attached hereto as Exhibit 2.1, and our press release dated November 12, 2002, a copy of which is attached to this Form 8-K as
Exhibit 99.1.

The schedules and exhibits to the Purchase Agreement, a listing of which are included therein, have not been filed herewith. The schedules and exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.


Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

      Independent Auditors' Report                                                 F-1

      Statements of Revenue and Certain Expenses for the nine months ended
      September 30, 2002 (unaudited) and for the year ended December 31, 2001      F-2

      Notes to Statements of Revenue and Certain Expenses                          F-3

(b) Unaudited Pro Forma Financial Information:

      Pro Forma Financial Information (unaudited)                                  F-5

      Pro Forma Consolidated Balance Sheet as of September 30, 2002 (unaudited)    F-6

      Pro Forma Consolidated Statements of Operations (unaudited):

                For the nine months ended September 30, 2002                       F-7
                For the year ended December 31, 2001                               F-8

      Notes to Pro Forma Consolidated Financial Statements (unaudited)             F-9

      Statement of Estimated Taxable Operating Results and Cash to be Made
      Available by Operations based upon the Year ended December 31, 2001
      (unaudited)                                                                  F-11

      Note to Statement of Estimated Taxable Operating Results and Cash to be
      Made Available by Operations (unaudited)                                     F-12


(c) Exhibits:

Exhibit Number    Exhibit Title
--------------    -------------

2.1 Agreement of Purchase and Sale between AmeriVest Properties Inc. and WHMAB Real Estate L.P. dated August 12, 2002 (Centerra)*

10.1 Revolving Credit Agreement among AmeriVest Properties Inc. and Fleet National Bank, as administrative agent, and the lenders party thereto, dated November 12, 2002.

10.2 Revolving Credit Note, dated November 12, 2002, by AmeriVest Properties Inc. to Fleet National Bank, as agent.

99.1              Press Release dated November 12, 2002*

* Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMERIVEST PROPERTIES INC.


December 30, 2002
                                             By: /s/ D. Scott Ikenberry
                                             ----------------------------------
                                             D. Scott Ikenberry
                                             Chief Financial Officer

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors of
     AmeriVest Properties Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Centerra Office Building in Denver, Colorado (the "Property") for the year ended December 31, 2001. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of AmeriVest Properties Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Centerra Office Building for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                              /s/ KPMG LLP



Denver, Colorado
December 13, 2002

                            CENTERRA OFFICE BUILDING
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES


                                                  For the Nine      For the Year
                                                  Months Ended         Ended
                                                  September 30,     December 31,
                                                       2002             2001
                                                   -----------       ----------
                                                   (unaudited)
REVENUE:
     Rental revenue                                 $2,212,431       $2,385,593
     Other revenue                                     279,754          310,153
                                                    ----------       ----------

                    Total revenue                    2,492,185        2,695,746
                                                    ----------       ----------

CERTAIN EXPENSES:
     Operating expenses                                403,226          563,829
     Repairs and maintenance                           111,483          111,703
     Utilities                                         174,161          241,075
     Real estate taxes                                 250,731          334,308
     Management fees                                    61,544           67,425
                                                    ----------       ----------

                    Total expenses                   1,001,145        1,318,340
                                                    ----------       ----------

EXCESS OF REVENUE OVER CERTAIN
     EXPENSES                                       $1,491,040       $1,377,406
                                                    ==========       ==========


   The accompanying notes are an integral part of these financial statements.

                            CENTERRA OFFICE BUILDING
               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 2001


NOTE 1 - BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses reflects the operations of the Centerra Office Building ("Centerra" or the "Property"). The Property consists of one office building located in Denver, Colorado. The Property contains approximately 186,000 rentable square feet and is located on
1.15 acres of land. As of September 30, 2002 and December 31, 2001, the Property had an occupancy percentage of 79% and 82%, respectively.

The Property was acquired by AmeriVest Properties Inc. and subsidiaries ("AmeriVest") from an unrelated party on November 12, 2002 for $18,658,300, which was paid with $13,057,660 from the proceeds of a loan from Fleet National Bank and the balance paid in cash from a portion of the proceeds of the May 2002 public offering. In addition, AmeriVest incurred approximately $331,000 in related acquisition fees and costs, of which $281,470 represents the advisory fee earned by Sheridan Realty Advisors, LLC, a related party, in connection with the acquisition in accordance with the Property Management and Advisory Agreement. The advisory fee is expensed immediately upon the closing of the acquisition while the remaining acquisition costs, which are paid to unrelated third parties, are capitalized as a cost of acquiring the property.

The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)
-------------------------------

In the opinion of the management of AmeriVest, the unaudited interim information as of September 30, 2002 included herein contains all adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2002. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

NOTE 2 - OPERATING LEASES

The Property's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable.

Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2001, are as follows:

               Year Ending December 31:
                    2002                           $  2,637,798
                    2003                              2,212,570
                    2004                              1,661,994
                    2005                              1,157,969
                    2006                                903,045
                    Thereafter                        1,064,952
                                                   ------------
                                                   $  9,638,328
                                                   ============


Tenant reimbursements of operating expenses are included in other revenue on the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the revenues for the year ended December 31, 2001, and the corresponding percentage of the future minimum revenues above:

                              Percentage of          Percentage of Future
             Tenant           2001 Revenues            Minimum Revenues
             ------           -------------            ----------------
               A                  11.7%                      10.4%
               B                  10.2%                      8.3%


Tenant A is a real estate brokerage company and tenant B is an insurance company.

On December 9, 2002, United Air Lines, Inc., a tenant in Centerra, filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code. United Air Lines, Inc. occupies 19,229 square feet under a lease, which is scheduled to expire on November 30, 2008. The future minimum revenues provided by this lease account for 31.5% of the total disclosed above.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION
                                   (unaudited)


The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2002 as adjusted for the acquisition of Centerra, as if the transaction had occurred on September 30, 2002.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 combine the historical operations of AmeriVest with the historical operations of Centerra as if the transaction had occurred on January 1, 2001.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and Centerra. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in AmeriVest's previous filings with the Securities and Exchange Commission.


                             AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                         SEPTEMBER 30, 2002
                                             (unaudited)


                                                   AmeriVest       Acquisition          Pro Forma
                                                 (Historical)      of Centerra          Combined
                                                 -------------    -------------       -------------
ASSETS
   Investment in Real Estate
      Land                                       $  18,434,269    $     776,400 (b)   $  19,210,669
      Building and improvements                     87,806,952       17,931,900 (b)     105,738,852
      Furniture, fixtures and equipment                328,747             --               328,747
      Tenant improvements                            2,561,879             --             2,561,879
      Tenant leasing commissions                       421,677             --               421,677
      Less: accumulated depreciation and
              amortization                          (5,203,317)            --            (5,203,317)
                                                 -------------    -------------       -------------

         Net Investment in Real Estate             104,350,207       18,708,300         123,058,507

   Cash and cash equivalents                        14,383,104       (5,729,007)(a)       8,654,097
   Escrow deposits                                   1,755,049             --             1,755,049
   Investment in unconsolidated affiliate            1,263,275             --             1,263,275
   Due from related party                            2,724,293             --             2,724,293
   Due from unconsolidated affiliate                   782,397             --               782,397
   Accounts receivable                                 191,111             --               191,111
   Deferred rent receivable                            571,390             --               571,390
   Deferred financing costs, net                       541,695          415,000 (c)         956,695
   Prepaid expenses, escrows and other assets        1,442,034             --             1,442,034
                                                 -------------    -------------       -------------

                    Total Assets                 $ 128,004,555    $  13,394,293       $ 141,398,848
                                                 =============    =============       =============


LIABILITIES
   Mortgage loans and notes payable              $  76,452,290    $  13,057,660 (c)   $  89,509,950
   Accounts payable and accrued expenses             1,253,611             --             1,253,611
   Due to related party                                105,926          281,470 (d)         387,396
   Accrued real estate taxes                         1,453,284          250,731 (b)       1,704,015
   Prepaid rents and security deposits               1,308,617           85,902 (b)       1,394,519
   Dividends payable                                 1,426,964             --             1,426,964
                                                 -------------    -------------       -------------

                    Total Liabilities               82,000,692       13,675,763          95,676,455
                                                 -------------    -------------       -------------

STOCKHOLDERS' EQUITY
   Common stock                                         10,977             --                10,977
   Capital in excess of par value                   54,833,805             --            54,833,805
   Distributions in excess of accumulated
              earnings                              (8,840,919)        (281,470)(d)      (9,122,389)
                                                 -------------    -------------       -------------

                    Total Stockholders' Equity      46,003,863         (281,470)         45,722,393

                                                 -------------    -------------       -------------

 Total Liabilities and Stockholders' Equity      $ 128,004,555    $  13,394,293       $ 141,398,848
                                                 =============    =============       =============


                    See notes to the pro forma consolidated financial statements.

                                                 F-6

                                  AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                  (unaudited)


                                                         Historical
                                                ----------------------------
                                                                                Pro Forma           Pro Forma
                                                 AmeriVest        Centerra     Adjustments          Combined
                                                ------------    ------------   ------------       ------------
REAL ESTATE OPERATING REVENUE
   Rental revenue                               $ 10,937,842    $  2,492,185   $       --         $ 13,430,027
                                                ------------    ------------   ------------       ------------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                           2,725,931         677,294           --            3,403,225
      Real estate taxes                            1,006,350         250,731           --            1,257,081
      Management fees                                 96,944          61,544        (61,544)(e)         96,944
   General and administrative expenses             1,070,091          11,576           --            1,081,667
   Advisory fee                                      251,910            --             --              251,910
   Interest expense                                2,774,083            --          555,992 (f)      3,330,075
   Depreciation and amortization expense           2,161,580            --          336,223 (g)      2,497,803
                                                ------------    ------------   ------------       ------------

                                                  10,086,889       1,001,145        830,671         11,918,705
                                                ------------    ------------   ------------       ------------

OTHER INCOME/LOSS
   Interest income                                   135,961            --             --              135,961
   Equity in loss of unconsolidated affiliate        (60,197)           --             --              (60,197)
                                                ------------    ------------   ------------       ------------

                                                      75,764            --             --               75,764
                                                ------------    ------------   ------------       ------------

NET INCOME                                      $    926,717    $  1,491,040   $   (830,671)      $  1,587,086
                                                ============    ============   ============       ============

NET INCOME PER COMMON SHARE
     Basic                                      $       0.11                                      $       0.18
                                                ============                                      ============

     Diluted                                    $       0.10                                      $       0.18
                                                ============                                      ============

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                         8,785,796                                         8,785,796
                                                ============                                      ============

     Diluted                                       8,960,471                                         8,960,471
                                                ============                                      ============


                         See notes to the pro forma consolidated financial statements.

                                                      F-7

                                  AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                         YEAR ENDED DECEMBER 31, 2001
                                                  (unaudited)


                                                          Historical
                                                 ----------------------------
                                                                                 Pro Forma           Pro Forma
                                                  AmeriVest        Centerra     Adjustments          Combined
                                                 ------------    ------------   ------------       ------------

REAL ESTATE OPERATING REVENUE
   Rental revenue                                $ 10,944,383    $  2,695,746   $       --         $ 13,640,129
                                                 ------------    ------------   ------------       ------------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                            2,643,448         904,207           --            3,547,655
      Real estate taxes                             1,132,819         334,308           --            1,467,127
      Management fees                                 523,687          67,425         65,436 (e)        656,548
   General and administrative expenses                677,845          12,400           --              690,245
   Advisory fee                                          --              --          281,470 (d)        281,470
   Impairment of deferred rents receivable            326,113            --             --              326,113
   Interest expense                                 3,181,697            --          970,409 (f)      4,152,106
   Depreciation and amortization expense            2,244,435            --          448,298 (g)      2,692,733
                                                 ------------    ------------   ------------       ------------

                                                   10,730,044       1,318,340      1,765,613         13,813,997
                                                 ------------    ------------   ------------       ------------

OTHER INCOME/LOSS
   Interest income                                    135,075            --             --              135,075
   Equity in loss of unconsolidated affiliates        (17,366)           --             --              (17,366)
                                                 ------------    ------------   ------------       ------------

                                                      117,709            --             --              117,709
                                                 ------------    ------------   ------------       ------------

INCOME BEFORE GAIN ON SALE
   OF REAL ESTATE                                     332,048       1,377,406     (1,765,613)           (56,159)

GAIN ON SALE OF REAL ESTATE                         1,156,445            --             --            1,156,445
                                                 ------------    ------------   ------------       ------------

NET INCOME                                       $  1,488,493    $  1,377,406   $ (1,765,613)      $  1,100,286
                                                 ============    ============   ============       ============

NET INCOME PER COMMON SHARE
     Basic                                       $       0.32                                      $       0.24
                                                 ============                                      ============

     Diluted                                     $       0.31                                      $       0.23
                                                 ============                                      ============

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                          4,680,719                                         4,680,719
                                                 ============                                      ============

     Diluted                                        4,801,307                                         4,801,307
                                                 ============                                      ============


         See notes to the pro forma consolidated financial statements.

                                       F-8

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Centerra by AmeriVest.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2002 as adjusted for the acquisition of Centerra as if the transaction had occurred on September 30, 2002.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 combine the historical operations of AmeriVest with the historical operations of Centerra as if the transaction had occurred on January 1, 2001.

These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) The net cash paid for Centerra consists of the following:

           Purchase price                               $ 18,658,300
           Estimated acquisition costs                        50,000
           Loan origination fees                             415,000
           Less: mortgage loan                           (13,057,660)
           Less: credit for accrued real estate taxes       (250,731)
           Less: credit for security deposits                (85,902)
                                                        ------------
           Cash paid                                    $  5,729,007
                                                        ============


(b) The purchase price of Centerra was allocated to the assets and liabilities based on estimated fair values.

(c) The loan in the amount of $13,057,660 represents the initial draw on a $30,000,000 revolving credit facility from Fleet National Bank. The loan bears interest at LIBOR plus 275 basis points, due in monthly installments of interest only, with the principal and accrued interest due on November 12, 2005. This loan may be prepaid at any time without penalty. AmeriVest paid a 1.25% loan origination fee for the aggregate credit facility, plus additional loan costs, which have been capitalized and are being amortized over the life of the loan.

(d) Advisory fee of $281,470 earned by Sheridan Realty Advisors, LLC in connection with the acquisition of Centerra in accordance with the Property Management and Advisory Agreement. This fee was capitalized on acquisitions completed prior to January 1, 2002. However, due to the amendment of the Property Management and Advisory Agreement effective January 1, 2002, the advisory fee is being expensed beginning in 2002.

(e) Pursuant to the Property Management and Advisory Agreement, Sheridan Realty Advisors, LLC would have earned a 5% management fee through December 31, 2001 and there would be no management fee expense, with respect to Centerra, beginning January 1, 2002 due to the Company being internally managed. Adjustments to management fees are as follows:

                                                Nine Months
                                                   Ended      Year Ended
                                               September 30,  December 31,
                                                   2002          2001
                                                 ---------     ---------
        Management fees in accordance with the
           property management agreement         $    --       $ 132,861
        Less: historical management fees           (61,544)      (67,425)
                                                 ---------     ---------
        Pro forma adjustment                     $ (61,544)    $  65,436
                                                 =========     =========


(f) Interest expense to be recognized related to the mortgage loan. Includes loan interest (assumed interest rates of 4.62% and 6.37% for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively) and the amortization of the loan origination fee.

(g) Depreciation expense calculated assuming a 40-year useful life.

NOTE 3 - INCOME PER SHARE

Pro forma income per common share for the nine months ended September 30, 2002 and the year ended December 31, 2001 is computed based on the weighted average number of common shares outstanding during the periods presented.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                   BASED UPON THE YEAR ENDED DECEMBER 31, 2001
                                   (unaudited)


The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of Centerra) based upon the pro forma consolidated statement of operations for the year ended December 31, 2001. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.


Revenue                                                            $ 13,507,776
                                                                   ------------

Expenses
     Operating expenses                                               3,547,655
     Real estate taxes                                                1,467,127
     Management fees                                                    656,548
     General and administrative expenses                                690,245
     Interest expense                                                 4,152,106
     Depreciation and amortization expense                            1,606,175
                                                                   ------------

                    Total expenses                                   12,119,856
                                                                   ------------

Estimated Taxable Operating Income                                    1,387,920

     Add: Depreciation and amortization expense                       1,606,175
     Less: Advisory fee                                                (281,470)
                                                                   ------------

Estimated Cash to be Made Available by Operations                  $  2,712,625
                                                                   ============

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
            NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                                   (unaudited)


NOTE 1 - BASIS OF PRESENTATION

Depreciation has been estimated based upon an allocation of the purchase price of Centerra to land (4%) and building (96%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.